UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 30, 2026
Trump Media & Technology Group Corp.
(Exact name of registrant as specified in its charter)

Florida	001-40779	85-4293042
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 N. Cattlemen Rd., Ste. 200 Sarasota, Florida	34232
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (941) 735-7346

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Name of Each
	Trading	Exchange
Title of Each Class	Symbol(s)	on Which Registered
Common stock, par value $0.0001 per share	DJT	The Nasdaq Stock Market LLC
Common stock, par value $0.0001 per share	DJT	New York Stock Exchange Texas
Redeemable Warrants, each whole warrant exercisable for one share common stock at an exercise price of $11.50	DJTWW	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share common stock at an exercise price of $11.50	DJTWW	New York Stock Exchange Texas

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.
On September 30, 2026, Trump Media & Technology Group Corp., a Florida corporation (“TMTG”), and TAE Technologies, Inc., a Delaware corporation (“TAE”), entered into an Amended and Restated Unsecured Convertible Promissory Note (the “Amended Note”), which amends, restates and supersedes in its entirety the Unsecured Convertible Promissory Note, dated as of December 18, 2025 (the “Original Note”), previously issued by TAE to TMTG in connection with that certain Agreement and Plan of Merger, dated as of December 18, 2025, by and among TMTG, T Media Sub, Inc., a Florida corporation and wholly owned subsidiary of TMTG, and TAE (the “Merger Agreement”). All rights, obligations, outstanding principal, accrued and unpaid interest and other amounts under the Original Note have been consolidated into and are governed exclusively by the Amended Note. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Amended Note.

The Amended Note was issued with an initial principal amount of $200,000,000 (the “Original Amount”), representing the first tranche funded by TMTG in connection with the execution of the Original Note (the “First Tranche”). Consistent with the terms of the Original Note, TAE may request drawdowns under the Amended Note of up to an additional $100,000,000 (the “Second Tranche”) during the Second Tranche Draw Period. The “Second Tranche Draw Period” commences upon the initial submission or filing by TMTG of a registration statement on Form S-4 with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the transactions contemplated by the Merger Agreement, which filing was completed on the same date of the Amended Note. The “Second Tranche Draw Period” ends on the earlier of (a) 60 days thereafter (or November 29, 2026) or (b) the termination of the Merger Agreement in accordance with its terms. Each drawdown request must be for no less than $50,000,000, unless otherwise agreed by TMTG. The maximum principal amount outstanding under the Amended Note (inclusive of both tranches) may not exceed $300,000,000 plus PIK Interest (as defined below).

Interest on the Amended Note accrues at 7% per annum on the Original Amount (plus any additional amounts funded after December 18, 2025) and is payable solely by increasing the then outstanding principal amount of the Amended Note by the amount of the interest payment due on each Interest Payment Date (“PIK Interest”). Interest is calculated quarterly on March 31, June 30, September 30 and December 31 of each year, but is not compounded, capitalized or otherwise added to the principal amount on any Interest Payment Date, such that interest does not accrue on any PIK Interest previously added thereto. As of the date of the Amended Note, the outstanding interest accrued on the Original Note and remaining owing under the Amended Note was $10,969,863.01.

All accrued but unpaid interest and principal with respect to each of the First Tranche and the Second Tranche are due and payable on the earlier of (i) the second anniversary of the initial funding date of the applicable tranche (each, a “Scheduled Maturity Date”) or (ii) the termination of the Amended Note for any other reason in accordance with its terms prior to a Scheduled Maturity Date.

The Amended Note provides for conversion as follows: (a) upon a qualified financing of TAE with total proceeds to TAE of not less than $300,000,000 (excluding any issuances of equity securities by TAE in connection with the Merger Agreement), the Amended Note will automatically convert; (b) upon the consummation of any other financing of TAE that is not a qualified financing, TMTG may elect to treat such financing as a qualified financing, in which case the Amended Note will automatically convert; (c) upon termination of the Merger Agreement other than due to a material breach by TAE or failure of TAE stockholders to adopt the Merger Agreement, the Amended Note will automatically convert; (d) upon termination of the Merger Agreement as a result of a material breach by TAE or failure of TAE stockholders to adopt the Merger Agreement, TMTG may elect to convert the Amended Note; and (e) if the Amended Note remains outstanding at a Scheduled Maturity Date, TMTG may elect to convert the Amended Note. Any qualified financing that occurs during the pendency of the Merger Agreement, requires the prior written consent of TMTG. Any securities issued upon any conversion of the Amended Note will be voting securities or preserve the applicable pre-conversion voting rights.

The Amended Note provides TMTG with pre-conversion voting rights (the “Pre-Conversion Voting Rights”) that attach from and after the date of the Amended Note and before and independent of any conversion event. The Pre-Conversion Voting Units are calculated as the number of whole shares of the Reference Security into which the Amended Note would convert, determined by dividing (A) the product of (I) the outstanding principal amount plus accrued and unpaid interest and (II) 25% by (B) the Original Issuance Price of the then-most senior equity security of TAE then outstanding, rounded down to the nearest whole unit. TMTG is entitled to vote the Pre-Conversion Voting Units on all matters submitted to a combined stockholder vote of TAE (on an as-converted to common stock basis), and the Pre-Conversion Voting Units are counted for quorum and approval thresholds. The Pre-Conversion Voting Rights continue in full force during any Event of Default and are not conditioned upon conversion, issuance, or delivery of any Conversion Securities.

The Amended Note contains customary events of default including, among others: (i) failure by TAE to pay any principal amount or other amount due within ten days of the date when due; (ii) certain bankruptcy, insolvency, liquidation or winding up events involving TAE; (iii) any material misrepresentation or material breach of a covenant under the Amended Note remaining uncured for ten business days; and (iv) the illegality of TAE performing its obligations under the Amended Note (other than obligations relating to the Pre-Conversion Voting Rights) or TAE contesting or repudiating the Amended Note. Upon an Event of Default, TMTG may declare all amounts immediately due and payable in cash, elect to convert the Amended Note, and/or exercise all available remedies.

The foregoing description of the Amended Note does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated Unsecured Convertible Promissory Note, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On September 30, 2026, TMTG and TAE issued a joint press release announcing the filing of a registration statement on Form S-4 (the “Registration Statement”) with the SEC in connection with the merger between TMTG and TAE (the “Merger”). A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or other-wise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the federal securities laws, including statements regarding the proposed Merger, the anticipated timing and benefits of the transaction, TMTG’s, TMTG’s rights and remedies under the Amended Note and securities to be received upon conversion thereof. These statements are based on current expectations and assumptions and are subject to risks and uncertainties that could cause actual results to differ materially, including, among others: the risk that the Merger may not be completed on the anticipated timeline or at all, including as a result of a failure to obtain required shareholder, stockholder or regulatory approvals or satisfy other closing conditions; the possibility that anticipated benefits of the Merger may not be realized; the significant capital required to develop and commercialize TAE’s fusion technology; the risk that TAE may be unable to successfully develop or commercialize a viable fusion reactor on its expected timeline or at all; and other risks and uncertainties described in TMTG’s filings with the SEC, including the Registration Statement and the risk factors described therein. TMTG and TAE undertake no obligation to update any forward-looking statements, except as required by law.

Important Information for Shareholders and Where to Find It

In connection with the proposed Merger, TMTG has filed the Registration Statement with the SEC, which includes a document that serves as a proxy statement of TMTG, a prospectus of TMTG and a consent solicitation statement of TAE (the “proxy statement/prospectus/consent solicitation statement”). The Registration Statement has not yet become effective. This Current Report on Form 8-K is not a substitute for the Registration Statement, the definitive proxy statement/prospectus/consent solicitation statement or any other document that TMTG may file with the SEC in connection with the proposed Merger. INVESTORS AND SECURITY HOLDERS OF TMTG AND TAE ARE URGED TO READ THE REGISTRATION STATEMENT, THE PROXY STATEMENT/PROSPECTUS/CONSENT SOLICITATION STATEMENT AND ALL OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT TMTG, TAE, THE PROPOSED MERGER AND RELATED MATTERS. Shareholders will be able to obtain, free of charge, copies of the Registration Statement and, once available, the definitive proxy statement/prospectus/consent solicitation statement and other documents filed with the SEC by TMTG through the website maintained by the SEC at www.sec.gov, or from TMTG’s investor relations website at ir.tmtgcorp.com.

Participants in the Solicitation

TMTG, TAE and their respective executive officers, directors, other members of management and employees may be deemed, under SEC rules, to be participants in the solicitation of proxies from TMTG’s shareholders with respect to the proposed transaction. Information regarding the respective executive officers and directors of TMTG and TAE is set forth in the Registration Statement and the proxy statement/prospectus/consent solicitation statement contained therein filed with the SEC on September 30, 2026. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the effective Registration Statement and other relevant materials to be filed with the SEC regarding the proposed transaction when they become available.

No Offer or Solicitation

This Current Report on Form 8-K is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Merger and is not a substitute for the proxy statement/prospectus/consent solicitation statement or any other document that TMTG may file with the SEC. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of that jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit	Description
10.1	Amended and Restated Unsecured Convertible Promissory Note, dated as of September 30, 2026, by and between Trump Media & Technology Group Corp. and TAE Technologies, Inc.
99.1	Press Release, dated September 30, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Trump Media & Technology Group Corp.

Dated: September 30, 2026	By:	/s/ Scott Glabe
	Name:	Scott Glabe
	Title:	General Counsel and Secretary